                                                                    EXHIBIT 99.2

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Apple Communications, Inc.

    We have audited the accompanying balance sheet of Apple Communications, Inc. (the Company), as of December 31, 1994, and the related statements of operations, and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apple Communications, Inc., at December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Dallas, Texas
August 4, 1995

                           APPLE COMMUNICATIONS, INC.
                                 BALANCE SHEETS
                                     ASSETS

                                                                                        DECEMBER 31,
                                                                                            1994
                                                                                        ------------   JUNE 30,
                                                                                                         1995
                                                                                                      -----------
                                                                                                      (UNAUDITED)

Cash..................................................................................   $  307,358    $ 558,949
Equipment:
  Communications equipment............................................................      500,720      520,519
  Office and other equipment..........................................................      235,198      247,427
                                                                                        ------------  -----------
                                                                                            735,918      767,946
  Less allowance for depreciation.....................................................      312,670      366,440
                                                                                        ------------  -----------
                                                                                            423,248      401,506
Other assets..........................................................................        4,350        5,550
                                                                                        ------------  -----------
Total assets..........................................................................   $  734,956    $ 966,005
                                                                                        ------------  -----------
                                                                                        ------------  -----------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Trade payables......................................................................   $  117,802    $  --
  Deferred revenue....................................................................      154,500      220,765
  Other accrued expenses and liabilities..............................................      230,988       --
                                                                                        ------------  -----------
Total current liabilities.............................................................      503,290      220,765
Stockholders' equity:
  Common stock, no par value:
    Authorized shares -- 100
    Issued and outstanding shares -- 4................................................      188,000      188,000
  Retained earnings...................................................................       43,666      557,240
                                                                                        ------------  -----------
                                                                                            231,666      745,240
                                                                                        ------------  -----------
Total liabilities and stockholders' equity............................................   $  734,956    $ 966,005
                                                                                        ------------  -----------
                                                                                        ------------  -----------

                            See accompanying notes.

                           APPLE COMMUNICATIONS, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                                                                                       YEAR ENDED
                                                                                      DECEMBER 31,
                                                                                          1994
                                                                                      -------------   SIX MONTHS
                                                                                                      ENDED JUNE
                                                                                                          30,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Total revenues......................................................................  $   5,397,291  $   2,796,746
Cost of products sold...............................................................      1,539,244        579,459
                                                                                      -------------  -------------
                                                                                          3,858,047      2,217,287
Expenses:
  Selling, general, and administrative..............................................      3,576,177      1,751,010
  Depreciation and amortization.....................................................        105,220         53,770
                                                                                      -------------  -------------
                                                                                          3,681,397      1,804,780
                                                                                      -------------  -------------
Operating income....................................................................        176,650        412,507
Other income (expense):
  Interest and other income.........................................................          5,167       --
  Interest expense..................................................................         (5,511)      --
                                                                                      -------------  -------------
Income before income taxes..........................................................        176,306        412,507
Provision for income taxes..........................................................         93,491        109,149
                                                                                      -------------  -------------
Net income..........................................................................         82,815        303,358
Retained deficit at beginning of period.............................................        (39,149)        43,666
                                                                                      -------------  -------------
Retained earnings at end of period..................................................  $      43,666  $     347,024
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                           APPLE COMMUNICATIONS, INC.

                            STATEMENTS OF CASH FLOWS

                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                            1994
                                                                                        ------------   SIX MONTHS
                                                                                                       ENDED JUNE
                                                                                                          30,
                                                                                                          1995
                                                                                                      ------------
                                                                                                      (UNAUDITED)
OPERATING ACTIVITIES
Net income............................................................................   $   82,815   $    303,358
Adjustments to reconcile net income to net cash used in operating activities:
  Depreciation and amortization.......................................................      105,220         53,770
  Changes in operating assets and liabilities:
    Trade payables....................................................................       81,579         92,414
    Other assets and liabilities, net.................................................      149,991       (165,923)
                                                                                        ------------  ------------
Net cash provided by operating activities.............................................      419,605        283,619
INVESTING ACTIVITIES
Purchase of property and equipment....................................................      (39,257)       (32,028)
                                                                                        ------------  ------------
Net cash used in investing activities.................................................      (39,257)       (32,028)
FINANCING ACTIVITIES
Repayment of advances from stockholder................................................     (122,678)       --
                                                                                        ------------  ------------
Net cash used in financing activities.................................................     (122,678)       --
Net increase in cash..................................................................      257,670        251,591
Cash at beginning of year.............................................................       49,688        307,358
                                                                                        ------------  ------------
Cash at end of year...................................................................   $  307,358   $    558,949
                                                                                        ------------  ------------
                                                                                        ------------  ------------
SUPPLEMENTAL INFORMATION
Cash payments for interest............................................................   $   29,687   $     58,949
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Cash payments for income taxes........................................................   $   41,320   $    --
                                                                                        ------------  ------------
                                                                                        ------------  ------------

                            See accompanying notes.

                           APPLE COMMUNICATIONS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE 1. -- ORGANIZATION
    Apple Communications, Inc. (the Company), was incorporated in December 1989 and is engaged in the sale of pagers and related airtime service, primarily in the Chicago area.

NOTE 2. -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CREDIT CONCENTRATIONS

    The Company's customers are concentrated in Chicago and surrounding areas. No single customer accounted for a significant amount of the Company's sales The Company reviews a customer's credit history before extending credit and generally does not require significant collateral. Bad debts are recognized on the specific write-off method.

    EQUIPMENT

    Equipment is recorded at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Estimated useful lives generally range from three to ten years.

    INCOME TAXES

    The liability method is used in accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NOTE 3. -- INCOME TAXES
    The provision for income taxes consists of applicable federal and state income taxes. At December 31, 1994, the Company has a net deferred tax asset of $73,000 resulting primarily from temporary differences between the carrying value of property and equipment, accounts payable, and deferred revenue and amounts used for income tax purposes, and the Company's alternative minimum tax credit carryforward, which was fully offset by a valuation allowance of $73,000, of which $24,000 was generated in 1994. At December 31, 1994, the Company had an alternative minimum tax credit carryforward of $18,000.

NOTE 4. -- RELATED PARTY TRANSACTIONS
    In 1994, the Company paid $16,000 to a stockholder to rent the Company's principal office space.

    The Company had obtained advances from one of its stockholders. During 1994, the Company repaid outstanding advances of $122,678, plus interest at 9%, amounting to $29,867.

NOTE 5. -- LEASES
    The Company leases office space and certain tower transmission sites under agreements which are classified as operating leases. Rent expense for 1994 under such operating leases was $138,699, including the principal office space.

    A schedule of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1994, are as follows:

1995......................................................  $  38,359
1996......................................................     21,745
1997......................................................      5,714
1998......................................................      9,868
1999......................................................     10,067
Thereafter................................................      4,230
                                                            ---------
Total.....................................................  $  89,983
                                                            ---------
                                                            ---------